UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 21, 2026
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
5956 Sherry Lane, Suite 700, Dallas, TX 75225	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously announced on November 12, 2025, Creative Media & Community Trust Corporation (the “Company”), and First Western SBLC, LLC, a Florida limited liability company (formerly known as First Western SBLC, Inc.) and an indirect wholly owned subsidiary of the Company (“First Western”), entered into a membership interest purchase agreement, dated as of November 6, 2025 (the “Membership Interest Purchase Agreement”), with PG FR Holding, LLC, a Delaware limited liability company (the “Buyer”). The closing (the “Closing”) of the transactions contemplated by the Membership Interest Purchase Agreement (the “Transactions”) occurred on January 21, 2026. At the Closing, pursuant to the Membership Interest Purchase Agreement, and upon the terms and subject to the conditions therein, Buyer purchased from the Company all of the issued and outstanding equity interests of First Western SBLC, LLC for a purchase price of approximately $44.9 million (which is net of the outstanding balance of debt related to the 2023 securitization of certain loan receivables), subject to adjustment. At the Closing and upon giving effect to the payment of other debt, transaction expenses and other matters, the Transactions yielded net cash proceeds to the Company of approximately $31.2 million.

The foregoing description of the Membership Interest Purchase Agreement and the Transactions does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Membership Interest Purchase Agreement, which is filed as Exhibit 2.1 hereto.
Item 7.01. Regulation FD Disclosure
On January 22, 2026, the Company issued a press release announcing the Closing. A copy of such press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 7.01 and Exhibit 99.1 of this Current Report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
Explanatory Note
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company is providing the pro forma financial information required by Item 9.01 related to the Transactions.
The accompanying unaudited pro forma consolidated balance sheet of the Company as of September 30, 2025 is presented as if the Closing had occurred on September 30, 2025. The accompanying unaudited pro forma consolidated statements of operations of the Company for the nine months ended September 30, 2025 and for the year ended December 31, 2024 are presented as if the Closing had occurred on January 1, 2024.
The accompanying unaudited pro forma consolidated financial statements reflect all adjustments that, in the opinion of management, are necessary to present fairly the pro forma financial position and results of operations of the Company as of and for the periods indicated; however, the accompanying unaudited pro forma consolidated financial statements are not intended to be indicative of the financial position or results of operations that would have actually occurred nor do they purport to represent the financial position or results of operations for future periods. The retrospectively adjusted financial position and results of operations for the indicated periods when reported in the post-sale periodic reports may differ from the pro forma financial statements presented herein. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes accompanying the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2025 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. The unaudited pro forma consolidated statements of operations do not include the impact of any strategies that management may have considered in order to efficiently manage the Company's operations had the sale occurred on January 1, 2024. Pro forma adjustments have not been made in the accompanying pro forma consolidated statements of operations of the Company for the estimated gain on disposition resulting from the sale, for any payments resulting from the sale, or for the use of proceeds resulting from the sale.

Financial Statements and Exhibits
(b) Pro Forma Financial Information
Pro Forma Consolidated Balance Sheet as of September 30, 2025 (Unaudited)	4
Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2025 (Unaudited)	5
Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2024 (Unaudited)	6
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	7

(c) Shell Company Transactions
None

(d) Exhibits

Exhibit Number	Exhibit Description
2.1	Membership Interest Purchase Agreement, dated November 6, 2025, by and among Creative Media & Community Trust Corporation, First Western SBLC, LLC, and PG FR Holding, LLC*
99.1	Press Release, dated January 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*Certain exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit will be furnished as a supplement to the Securities and Exchange Commission upon request.

Important Note
On January 6, 2025, the Company effected a 1-for-10 reverse stock split and on April 15, 2025, the Company effected a 1-for-25 reverse stock split (the “Reverse Stock Splits”) on its common stock, par value $0.001 per share (“Common Stock”). All Common Stock and per share of Common Stock amounts set forth in these pro forma financial statements have been adjusted to give retroactive effect to the Reverse Stock Splits.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2025
(in thousands, except share and per share amounts) (Unaudited)

	As Reported	Disposition Transaction Accounting Adjustments		Pro Forma
	(a)	(b)
ASSETS
Investments in real estate, net	$702,671	$—		$702,671
Investments in unconsolidated entities	32,601	—		32,601
Cash and cash equivalents	17,320	28,660	(c)	45,980
Restricted cash	30,907	(5,676)		25,231
Loans receivable, net	51,517	(51,517)		—
Accounts receivable, net	3,379	(571)		2,808
Deferred rent receivable and charges, net	19,687	(756)		18,931
Other intangible assets, net	3,427	(2,957)		470
Other assets	10,317	(3,681)		6,636
TOTAL ASSETS	$871,826	$(36,498)		$835,328
LIABILITIES, REDEEMABLE PREFERRED STOCK, AND EQUITY
LIABILITIES:
Debt, net	$527,767	$(30,565)	(d)	$497,202
Accounts payable and accrued expenses	31,757	(2,490)		29,267
Due to related parties	18,611	(2,690)		15,921
Other liabilities	10,740	(2,134)		8,606
Total liabilities	588,875	(37,879)		550,996
COMMITMENTS AND CONTINGENCIES
EQUITY:
Series A cumulative redeemable preferred stock, $0.001 par value; 31,200,554 and 31,305,025 shares authorized as of September 30, 2025 and December 31, 2024, respectively; 8,820,338 and 4,020,892 shares issued and outstanding, respectively, as of September 30, 2025 and 8,820,338 and 4,125,363 shares issued and outstanding, respectively, as of December 31, 2024; liquidation preference of $25.00 per share, subject to adjustment	100,720	—		100,720
Series A1 cumulative redeemable preferred stock, $0.001 par value; 24,851,185 and 25,045,401 shares authorized as of September 30, 2025 and December 31, 2024, respectively; 12,240,878 and 9,092,063 shares issued and outstanding, respectively, as of September 30, 2025 and 11,327,248 and 8,372,689 shares issued and outstanding, respectively, as of December 31, 2024; liquidation preference of $25.00 per share, subject to adjustment	225,959	—		225,959
Series D cumulative redeemable preferred stock, $0.001 par value; 26,991,590 shares authorized as of September 30, 2025 and December 31, 2024; 56,857 and 48,447 shares issued and outstanding, respectively, as of both September 30, 2025 and December 31, 2024; liquidation preference of $25.00 per share, subject to adjustment	1,190	—		1,190
Common stock, $0.001 par value.	3	—		3
Additional paid-in capital	1,000,454	—		1,000,454
Distributions in excess of earnings	(1,046,395)	1,381	(e)	(1,045,014)
Total stockholders’ equity	281,931	1,381		283,312
Noncontrolling interests	1,020	—		1,020
Total equity	282,951	1,381		284,332
TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK, AND EQUITY	$871,826	$(36,498)		$835,328
The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2025
(in thousands, except per share amounts) (Unaudited)

	Nine Months Ended September 30, 2025 As Reported	Disposition Transaction Accounting Adjustments		Nine Months Ended September 30, 2025 Pro Forma
	(a)	(b)
REVENUES:
Rental and other property income	$49,161	$—		$49,161
Hotel income	30,550	—		30,550
Interest and other income	8,507	(6,686)		1,821
Total Revenues	88,218	(6,686)		81,532
EXPENSES:
Rental and other property operating	50,240	—		50,240
Asset management and other fees to related parties	1,040	(32)	(c)	1,008
Expense reimbursements to related parties—corporate	2,691	—		2,691
Expense reimbursements to related parties—lending segment	2,016	(2,016)		—
Interest	30,246	(1,823)		28,423
General and administrative	6,130	(1,990)		4,140
Transaction-related costs	1,427	—		1,427
Depreciation and amortization	20,169	—		20,169
Loss on early extinguishment of debt	88	—		88
Impairment of real estate	221	—		221
Total Expenses	114,268	(5,861)		108,407
Loss from unconsolidated entities	(2,285)	—		(2,285)
Gain on sale of real estate	679	—		679
LOSS BEFORE PROVISION FOR INCOME TAXES	(27,656)	(825)		(28,481)
Provision for income taxes	353	65		418
NET LOSS	(28,009)	(890)		(28,899)
Net loss attributable to non-controlling interests	441	—		441
NET LOSS ATTRIBUTABLE TO THE COMPANY	(27,568)	(890)		(28,458)
Redeemable preferred stock dividends declared or accumulated	(16,045)	—		(16,045)
Redeemable preferred stock redemptions	(300)	—		(300)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(43,913)	$(890)		$(44,803)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS PER SHARE:
Basic	$(63.18)			$(64.46)
Diluted	$(63.18)			$(64.46)
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	695			695
Diluted	695			695
   The accompanying notes are an integral part of these consolidated financial statements.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2024
(in thousands, except per share amounts) (Unaudited)

	Year Ended December 31, 2024 As Reported	Disposition Transaction Accounting Adjustments		Year Ended December 31, 2024 Pro Forma
	(a)	(b)
REVENUES:
Rental and other property income	$72,266	$—		$72,266
Hotel income	37,679	—		37,679
Interest and other income	14,567	(10,756)		3,811
Total Revenues	124,512	(10,756)		113,756
EXPENSES:
Rental and other property operating	67,962	—		67,962
Asset management and other fees to related parties	1,797	(42)	(d)	1,755
Expense reimbursements to related parties—corporate	2,281	—		2,281
Expense reimbursements to related parties—lending segment	2,571	(2,571)		—
Interest	36,872	(3,283)		33,589
General and administrative	7,004	(1,702)		5,302
Transaction-related costs	1,382	—		1,382
Depreciation and amortization	27,373	—		27,373
Loss on early extinguishment of debt	1,416	—		1,416
Total Expenses	148,658	(7,598)		141,060
Gain on sale of real estate	(806)	—		(806)
LOSS BEFORE PROVISION FOR INCOME TAXES	(24,952)	(3,158)		(28,110)
Provision for income taxes	798	(798)		—
NET LOSS	(25,750)	(2,360)		(28,110)
Net loss attributable to non-controlling interests	575	—		575
NET LOSS ATTRIBUTABLE TO THE COMPANY	(25,175)	(2,360)		(27,535)
Redeemable preferred stock dividends declared or accumulated	(29,686)	—		(29,686)
Redeemable preferred stock deemed dividends	(755)	—		(755)
Redeemable preferred stock redemptions	(17,727)	—		(17,727)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(73,343)	$(2,360)		$(75,703)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS PER SHARE:
Basic	$(431.43)			$(445.31)
Diluted	$(431.43)			$(445.31)
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	170			170
Diluted	170			170

The accompanying notes are an integral part of these consolidated financial statements.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

TRANSACTION ACCOUNTING ADJUSTMENTS
The transaction accounting adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma consolidated financial information:
Adjustments to the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2025
(a)Reflects the Company’s historical unaudited consolidated balance sheet as of September 30, 2025, which was included in the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on November 14, 2025.
(b)Reflects the Company’s historical financial position related to First Western as of September 30, 2025, except for certain of the pro forma adjustments described below that are a direct result of the transaction.
Distributions in excess of earnings
(c)Reflects the net cash proceeds from the sale of First Western, as of September 30, 2025, net of the transaction costs directly attributable to the sale. Such net proceeds are also reduced by (i) the repayment of First Western’s credit facility secured by certain of its loans receivable (the “Lending Division Revolving Credit Facility”), together with all accrued interest as of the balance sheet date, (ii) severance costs incurred as a result of the transaction, (iii) certain estimated federal and state tax liabilities resulting from the transaction, and (iv) the payment of accrued expense reimbursements due to CIM Group entities as of the balance sheet date. These pro forma adjustments do not include any adjustment related to the unrestricted cash balance of First Western, as this cash is assumed to be retained by the Company following the disposition.
(d)Reflects debt, net of deferred financing costs, associated with First Western included in the Transactions, as well as the Lending Division Revolving Credit Facility, which is assumed to be repaid in conjunction with the Transactions.
(e)Reflects the excess of net cash proceeds from the sale of First Western over the carrying value, as of September 30, 2025, of the assets net of liabilities of First Western as well as the loss on early extinguishment of debt associated with the assumed repayment of the Lending Division Revolving Credit Facility. This amount has not been reflected in the pro forma consolidated statements of operations as it is considered to be nonrecurring in nature.
Adjustments to the Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2025 and the Year Ended December 31, 2024.
(a)Reflects the historical unaudited consolidated statements of operations for the nine months ended September 30, 2025, which were included in the Quarterly Report on Form 10-Q, as filed with the SEC on November 14, 2025, and for the year ended December 31, 2024, which was included in the Annual Report on Form 10-K, as filed with the SEC on March 7, 2025.
(b)Reflects the Company’s historical results of operations related to First Western for the nine months ended September 30, 2025 and for the year ended December 31, 2024, except the pro forma adjustments described below that are a direct result of the transaction.
Asset management and other fees to related parties
(c)For the nine months ended September 30, 2025, the impact of the Transactions would result in a decrease in the Base Fee for the nine months ended September 30, 2025 of approximately $32,000, resulting from an assumed reduction in the average of the Net Asset Value Attributable to Common Stockholders for the period.
(d)For the year ended December 31, 2024, the impact of the Transactions would result in a decrease in the Base Fee for the year ended December 31, 2024 of approximately $42,000, resulting from an assumed reduction in the average of the Net Asset Value Attributable to Common Stockholders for the period.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: January 22, 2026	By:	/s/ Brandon Hill Brandon Hill Chief Financial Officer